UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2023

Date of Report (Date of earliest event reported)

MARKER THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37939	45-4497941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9350 Kirby Drive, Suite 300 Houston, Texas	77054
(Address of principal executive offices)	(Zip Code)

(713) 400-6400

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MRKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 30, 2023, Michael Loiacono, the Chief Accounting Officer of Marker Therapeutics, Inc. (the “Company”), was separated from the Company. In recognition of Mr. Loiacono’s service to the Company, the Company has agreed to provide Mr. Loiacono with severance benefits that are consistent with those contemplated by his Employment Agreement, as amended as of November 27, 2018, by and between the Company and Mr. Loiacono (the “Employment Agreement”) upon Mr. Loiacono’s execution of a release agreement, the form of which is included in the Employment Agreement. The Employment Agreement was included as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 3, 2018, and is incorporated herein by reference.

Also effective June 30, 2023, the Company appointed Eliot M. Lurier as the Company’s Interim Chief Financial Officer. Mr. Lurier provides consulting services to the Company pursuant to a consulting agreement (the “Danforth Consulting Agreement”) between the Company and Danforth Advisors, LLC (“Danforth”) and receives no compensation directly from the Company.

Since July 2021, Mr. Lurier, age 65, has served as a consultant to several companies through Danforth, an advisory firm that provides operational and strategic support services to life science companies. Prior to joining Danforth, from September 2014 to December 2020, Mr. Lurier was Chief Financial Officer of the Joslin Diabetes Center, Inc. Mr. Lurier holds a B.S. in Accounting from Syracuse University and is a Certified Public Accountant in Massachusetts.

No family relationships exist between Mr. Lurier and any of the Company’s directors or executive officers. Other than the Danforth Consulting Agreement, there are no arrangements between Mr. Lurier and any other person pursuant to which Mr. Lurier was selected as the Company’s principal financial officer, nor are there any transactions to which the Company is or was a participant and in which Mr. Lurier has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marker Therapeutics, Inc.

Dated: July 3, 2023	By:	/s/ Juan Vera
Juan Vera
President and Chief Executive Officer